NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Short-term Investments (Policies)	12 Months Ended
Jun. 30, 2018
Policies
Short-term Investments

Short-term Investments

The Company classify all highly liquid investments with original maturities less than 90 days at the time of purchase as short-term investments. The Company’s short-term investments consist of wealth management financial products with maturities within one to three months. The carrying values of time deposits approximate fair value because of their short maturities. The interest earned is recognized in the consolidated statements of income  and comprehensive income over the contractual term of the deposits.

The Company had short-term investments of $28,233,035 as of June 30, 2018. The Company had no short-term investments as of June 30, 2017. The Company recorded interest income of $517,359, $Nil and $Nil for the years ended June 30, 2018, 2017 and 2016, respectively.